FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report:  December 21, 1998
                       (Date of earliest event reported)



   LEVITZ FURNITURE INCORPORATED          LEVITZ FURNITURE CORPORATION
   -----------------------------          -----------------------------
     (Exact name of registrant               Exact name of registrant
     as specified in its charter)          as specified in its charter)


    DELAWARE          1-12046      23-2351830       FLORIDA        1-5787         23-1657490
 (State or other   (Commission   (IRS Employer   (State or other   (Commission   (IRS Employe
  jurisdiction of  File Number   Identification  jurisdiction of   File Number)  Identification
   incorporation)                      No.)       incorporation)                      No.)

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                           7887 NORTH FEDERAL HIGHWAY
                           BOCA RATON, FLORIDA  33487
                                 (561) 994-6006
     (Address including zip code, and telephone number including area code of registrants' principal executive offices)


 Item 5. Other Events.

           On December 21, 1998, Levitz Furniture Corporation, a Florida

 corporation ("Levitz"), issued a press release, a copy of which is attached as an Exhibit hereto and is incorporated by reference herein, announcing a comprehensive strategy to focus and increase its presence in its most productive markets, streamline its warehousing and delivery systems and improve its operations and sales functions.


           Levitz intends to close twenty seven stores in non-strategic markets, enabling it to concentrate its resources on the sixty-three remaining core stores on the east and west coasts, and in Minneapolis.

 Levitz intends to open at least fifteen stores, including at least three in the first half of 1999.  Levitz's warehouse system will also be consolidated from sixty-five locations to seventeen, eliminating many redundancies in inventory and delivery.  Levitz will use the proceeds from the sale of closing stores, warehouses and associated inventory to significantly reduce debt, refurbish certain existing stores and open new ones.


           Levitz also announced that Robert Homler, formerly president of marketing and merchandising, is leaving Levitz.  Edward L. Grund, Chairman and Chief Executive Officer of Levitz will assume direct responsibility for marketing and merchandising.


           Levitz is a wholly owned subsidiary of Levitz Furniture

 Incorporated, a Delaware corporation.





 Item 7.  Financial Statements and Exhibits.


 (a)  Not Applicable


 (b)  Not Applicable


 (c)  Exhibits:


      99        Press release dated December 21, 1998.


                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          LEVITZ FURNITURE INCORPORATED


                          By: /s/ Edward P. Zimmer
                              -----------------------------
                              Edward P. Zimmer
                              Vice President




 Date:  December 29, 1998

                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          LEVITZ FURNITURE CORPORATION


                          By: /s/ Edward P. Zimmer
                             --------------------------------
                              Edward P. Zimmer
                              Vice President



 Date: December 29, 1998



                             INDEX TO EXHIBITS

      Exhibit
      Number                   Exhibit

      99        Press release dated December 21, 1998.